GLOBAL             PARTNERS             INCOME             FUND             INC.

                                                              September 23, 1999

Dear Shareholders:

We are pleased to provide you this annual report for the Global Partners Income Fund Inc. ('Fund') as of August 31, 1999. Included in this report are an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield market, a listing of the Fund's investments as of August 31, 1999 and financial statements for the year ended August 31, 1999.

During the year ended August 31, 1999, the net asset value of the Fund increased from $9.76 per share at August 31, 1998 to $10.98 per share at August 31, 1999. In addition, income dividends totaling $1.67 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on the net asset value for the twelve-month time frame was 30.96%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+'), a standard measure of return for the emerging markets debt markets, returned 30.47% and the Salomon Smith Barney High Yield Market Index returned 5.59%. The Fund's performance was the result of several factors which we will highlight below.

EMERGING MARKET DEBT

The Fund's fiscal year opened in the aftermath of the Russian debt crisis of August 1998. For the balance of 1998, a rally occurred in emerging markets debt, largely due to monetary easing by the U.S. Federal Reserve Board ('Fed') and U.S. Congressional approval of funding for the International Monetary Fund ('IMF'). The agreement, as well as a lack of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year. In January 1999, the market again traded down, due to concerns over the Brazilian devaluation of its local currency, which led to investors demanding a higher risk premium from emerging markets debt.

Despite the market's turmoil at the beginning of the Fund's fiscal year and worries stemming from Brazil's currency devaluation, global contagion was not as severe as might have been expected. This relative calm was due to a number of positive world events, including the Fed's monetary easing, congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

The Fed raised interest rates by 50 basis points so far in 1999 in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25 basis-point rate increases has influenced bond market investors worldwide and has impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high-profile approach on the part of the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

The following is a brief description of developments in key countries over the past twelve months:

Brazil. As mentioned previously, the most notable event to occur in Brazil during the period was the devaluation of the country's local currency, the real, in January. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short lived.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, unemployment and inflation levels have exceeded projections and underscore the progress Brazil is making in reforming its economy. The most compelling evidence of Brazil's progress in 1999 is the change in the overnight borrowing rate set by the Central Bank. In an effort to stabilize the currency and prevent an inflationary spike, the Central Bank set the overnight rate at 45% after the devaluation in January. That rate has been gradually reduced over the ensuing months. The current overnight borrowing rate is 19.5%. Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and congress remains intact and we expect further positive developments on these important initiatives in the fourth quarter. Brazil returned 27.58% in the twelve months ended August 31, 1999. We are slightly underweight in Brazil, the second largest component of the EMBI+ after Argentina.

Ecuador. In a development with potentially negative implications for all emerging markets, Ecuador announced that it would delay a $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure its $6 billion of Brady debt outstanding. Any restructuring is expected to take considerable time and involve a number of important parties including the Ecuadorian government and congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented.

Mexico. Mexico remains a safe haven investment in the emerging markets universe. It is the only major Latin American country that is not in recession in 1999. Its political and economic leadership is very solid and its need for external financing is quite low. We expect a smooth transition to new leadership in the upcoming presidential election, the first such contest where the election of the PRI party candidate is not a foregone conclusion.

Venezuela. Venezuela was the best performing emerging markets debt issuer in the EMBI+ over the past twelve months, returning 69.03%. The presidential race in November resulted in a decisive victory for Hugo Chavez, who won 56% of the vote. This was the largest victory in 15 years, a clear mandate for change. Although a controversial figure prior to the election, Chavez seems to be softening his views with regard to a major shift in economic policy, indicating that he is a proponent of continuing a dialogue with the IMF and the current 'shadow program.' The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new constitution for Venezuela. The initial draft of the constitution is expected to be available in late October 1999. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will take precedence over any economic issues during the balance of 1999 as the new constitution is reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the constitutional changes. We have been substantially overweight in Venezuela, a position which contributed significantly to our performance.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Russia. Russia was the second best performing country in the EMBI+ over the past twelve months, returning 61.06%. The country continues to work with the IMF on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian prime minister in 17 months. Allegations of money laundering in the private sector have raised questions concerning misuse of IMF aid money by the public sector. These political issues will likely keep volatility in Russia high over the next few months.

Morocco. King Hassan II died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this will be used to fund a variety of government initiatives in Morocco.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of 1,100 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging markets countries. We expect the market to remain volatile but believe that we are being well compensated for this price risk at current spread levels.

U.S. HIGH-YIELD SECURITIES

The U.S. high-yield market returned 5.59% for the Fund's fiscal year, as reported by the Salomon Smith Barney High Yield Market Index. While benefiting from a strong economy and a booming U.S. equity market, high-yield suffered from the following:

     1. a backup in U.S. Treasuries due to concern about rising inflation;

     2. slowing mutual fund inflows;

     3. a heavy new issue calendar;

     4. a reduction in broker/dealer liquidity; and,

     5. a rise in default rates, especially among marginal commodity producers.

The period began in the aftermath of the Russian debt crisis of August 1998. Spreads in the high-yield market widened substantially to 665 basis points over Treasuries as investors sold credit sensitive issues in a widespread flight to quality. As the fiscal year progressed, concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy slowed the pace of spread tightening in the high-yield market. Stronger-than-expected economic growth in the U.S., particularly in the second calendar quarter, drove strong performance in the high-yield market. Later in the fiscal year, the continued growth of the U.S. economy led to concerns about rising inflation, which put pressure on the high-yield market.

GLOBAL             PARTNERS             INCOME             FUND             INC.

These inflation fears caused the Fed to raise interest rates 50 basis points over the course of the period. The high-yield market's top performers included basic industries such as energy, metals/mining and paper & forest products, all driven by a sustained recovery in commodity prices. Other top performers included the less cyclical gaming and consumer product sectors and cable & media. The worst performers included healthcare, due to the industry's troubles with the recently imposed Medicare reimbursement system, textile/apparel, which is suffering from cheaper imports, automotive, restaurants and services.

On August 31, 1999, the high-yield market was yielding 11.13%, up from 10.89% at the beginning of the fiscal year. The excess yield over Treasuries was 5.21%, down from 5.90% at the beginning of the year. Our outlook for the high-yield market remains positive given current valuations. We continue to focus on good quality and liquid credits in our highly diversified portfolio.

                               *       *       *

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your GDF stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,


Heath B. McLendon                                 William D. Cvengros

Heath B. McLendon                                 William D. Cvengros
Co-Chairman of the Board                          Co-Chairman of the Board



Peter J. Wilby                                    Beth A. Semmel

Peter J. Wilby                                    Beth A. Semmel
Executive Vice President                          Executive Vice President

GLOBAL             PARTNERS             INCOME             FUND             INC.

SCHEDULE OF INVESTMENTS
August 31, 1999

   FACE
  AMOUNT                                      SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Corporate Bonds -- 41.1%
Basic Industries -- 4.6%

$ 1,500,000         APP International Finance, 11.750% due 10/1/05 (a)..........  $  1,095,000

  1,500,000         Berry Plastics Corp., 12.250% due 4/15/04 (a)...............     1,575,000

    750,000         Envirosource Inc., 9.750% due 6/15/03 (a)...................       480,000

  1,000,000         Equistar Chemicals L.P., 8.750% due 2/15/09 (a)(b)..........       995,000

  1,000,000         Glencore Nickel Property Ltd., 9.000% due 12/1/14 (a).......       880,000

  1,500,000         Lyondell Chemical Co., Series B, 9.875% due 5/1/07 (a)......     1,511,250

  1,500,000         P&L Coal Holdings Corp., Series B, 8.875% due 5/15/08 (a)...     1,485,000

  1,500,000         PCI Chemicals Canada Inc., 9.250% due 10/15/07 (a)..........     1,080,000

  1,500,000         Radnor Holdings Corp., 10.000% due 12/1/03 (a)..............     1,515,000
                                                                                  ------------

                                                                                    10,616,250
                                                                                  ------------
Consumer Cyclicals  -- 3.2%

  2,000,000         Cole National Group, 8.625% due 8/15/07 (a).................     1,600,000

  1,000,000         Doman Industries Ltd., 12.000% due 7/1/04 (a)(b)............     1,005,000

  1,500,000         Federal Mogul Corp., 7.500% due 1/15/09 (a)(b)..............     1,380,000

  1,500,000         Finlay Fine Jewelry Corp., 8.375% due 5/1/08 (a)............     1,449,375

  1,000,000         HMH Properties Inc., Series C, 8.450% due 12/1/08 (a).......       937,500

      1,000 Units   Mattress Discounters Corp., 12.625% due 7/15/07 (a)(b)(c)...       965,000
                                                                                  ------------

                                                                                     7,336,875
                                                                                  ------------
Consumer Non-Cyclicals  -- 7.4%

                    Ameriserve Food Distribution Inc.:

    825,000         8.875% due 10/15/06 (a).....................................       709,500

  1,000,000         10.125% due 7/15/07 (a).....................................       780,000

  1,000,000         B&G Foods Inc., 9.625% due 8/1/07 (a).......................       932,500

  1,000,000         CFP Holdings Inc., 11.625% due 1/15/04 (a)..................       885,000

  1,250,000         Harrahs Operating Co., Inc., 7.875% due 12/15/05 (a)........     1,187,500

  1,461,000         Hines Horticulture, Inc., 11.750% due 10/15/05 (a)..........     1,557,791

  1,500,000         Horseshoe Gaming Holdings, Corp., Series B, 9.375% due
                      6/15/07 (a)...............................................     1,528,125

  1,000,000         Imperial Holly Corp., 9.750% due 12/15/07 (a)...............       940,000

  1,000,000         Isle of Capri Casinos, 8.750% due 4/15/09 (a)...............       930,000

  1,000,000         Maxxim Medical, Inc., 10.500% due 8/1/06 (a)................     1,055,000

  1,900,000         North Atlantic Trading, 11.000% due 6/15/04 (a).............     1,890,500

  1,500,000         Park Place Entertainment Corp., 7.875% due 12/15/05 (a).....     1,413,750

  2,250,000         Revlon Worldwide Corp., Series B, zero coupon due 3/15/01
                      (a).......................................................     1,338,750

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

FACE
AMOUNT                                              SECURITY                          VALUE
----------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 7.4% (continued)
$ 1,125,000         Simmons Co., 10.250% due 3/15/09 (a)........................  $  1,113,750

  1,000,000         Sun International Hotels, 8.625% due 12/15/07 (a)...........       970,000
                                                                                  ------------

                                                                                    17,232,166
                                                                                  ------------
Energy  -- 1.6%

  1,000,000         Lomak Petroleum Inc., 8.750% due 1/15/07 (a)................       930,000

  1,000,000         PennzOil Co., 10.250% due 11/1/05 (a).......................     1,027,500

                    TransAmerican Energy Corp.:

  2,000,000         13.000% due 6/15/02 (a)(d)..................................       220,000

    500,000         Series B, 11.500% due 6/15/02 (a)(d)(e).....................        61,250

  2,000,000         United Refining Co., Series B, 10.750% due 6/15/07 (a)......     1,460,000
                                                                                  ------------

                                                                                     3,698,750
                                                                                  ------------
Financial  -- 2.1%

  1,000,000         Airplanes Pass Through Trust, 10.875% due 3/15/19 (a).......       954,870

                    Contifinancial Corp.:

  1,000,000         7.500% due 3/15/02 (a)......................................       360,000

  1,000,000         8.125% due 4/1/08 (a).......................................       360,000

  2,000,000         Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700%
                      due 3/15/23 (a)(b)........................................     1,740,000

  1,500,000         Williams Scotsman, Inc., 9.875% due 6/1/07 (a)..............     1,470,000
                                                                                  ------------

                                                                                     4,884,870
                                                                                  ------------
Industrial  -  Manufacturing  -- 6.0%

  1,000,000         Alvey Systems Inc., 11.375% due 1/31/03 (a).................     1,015,000

  1,350,000         American Axle & Manufacturing Inc., 9.750% due 3/1/09 (a)...     1,363,500

  1,500,000         Axiohm Transaction Solutions, Inc., 9.750% due 10/1/07
                      (a).......................................................       750,000

  1,625,000         Blount Inc., 13.000% due 8/1/09 (a)(b)......................     1,665,625

  1,750,000         BREED Technologies, Inc., 9.250% due 4/15/08 (a)(d).........        87,500

  1,250,000         Foamex L.P., 9.875% due 6/15/07 (a).........................     1,100,000

  1,000,000         Gentek Inc., 11.000% due 8/1/09 (a)(b)......................     1,020,000

    750,000         Hexcel Corp., 9.750% due 1/15/09 (a)........................       705,000

  1,500,000         High Voltage Engineering Corp., 10.500% due 8/15/04 (a).....     1,402,500

    750,000         JL French Automotive Casting, 11.500% due 6/1/09 (a)(b).....       764,063

    500,000         Jordan Industries, 10.375% due 8/1/07 (a)...................       492,500

  1,750,000         Jordan Telecommunications Products, zero coupon until 8/1/00
                      (11.750% thereafter) due 8/1/07 (a).......................     1,485,312

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

FACE
AMOUNT                                              SECURITY                           VALUE
----------------------------------------------------------------------------------------------
Industrial - Manufacturing -- 6.0% (continued)
$ 2,000,000         L-3 Communications Corp., Series B, 10.375% due 5/1/07
                      (a).......................................................  $  2,112,500
                                                                                  ------------

                                                                                    13,963,500
                                                                                  ------------
Media  -  Telecommunications  -- 11.2%

  1,250,000         Adelphia Communications Corp., Series B, 9.875% due 3/1/07
                      (a).......................................................     1,275,000

                    Big Flower Press Holdings Inc.:

    750,000         8.875% due 7/1/07 (a).......................................       712,500

  1,250,000         8.625% due 12/1/08 (a)......................................     1,168,750

  1,000,000         Century Communications Corp., zero coupon due 1/15/08 (a)...       415,000

  2,000,000         Charter Communications Holdings LLC, zero coupon until
                      4/1/04 (9.920% thereafter) due 4/1/11 (a)(b)..............     1,200,000

  2,000,000         CSC Holdings Inc., 10.500% due 5/15/16 (a)..................     2,200,000

  1,050,000         Diamond Cable Co., zero coupon until 12/15/00

                    (11.750% thereafter) due 12/15/05 (a).......................       939,750

  2,000,000         Granite Broadcasting Corp., 10.375% due 5/15/05 (a).........     2,025,000

  1,250,000         Hollinger International Publishing, 9.250% due 2/1/06 (a)...     1,253,125

  1,750,000         ICG Holding Inc., zero coupon until 9/15/00 (13.500%
                      thereafter) due 9/15/05 (a)...............................     1,540,000

  1,000,000         Intermedia Communications, Inc., Series B, 8.600% due 6/1/08
                      (a).......................................................       895,000

  2,000,000         Lin Television Corp., 8.375% due 3/1/08 (a).................     1,895,000

                    Nextel Communications Inc.:

  1,500,000         9.750% due 8/15/04 (a)......................................     1,500,000

    750,000         Zero coupon until 2/15/03 (9.950% thereafter) due 2/15/08
                      (a).......................................................       519,375

  2,500,000         NTL Inc., zero coupon until 2/1/01 (11.500% thereafter) due
                      2/1/06 (a)................................................     2,162,500

  1,000,000         Orange PLC, 8.750% due 6/1/06 (a)(b)........................       992,500

  1,500,000         Rogers Communications, Inc., 8.875% due 7/15/07 (a).........     1,526,250

    987,000         SFX Broadcasting, Inc., Series B, 10.750% due 5/15/06 (a)...     1,078,298

  2,500,000         United International Holdings, zero coupon until 2/15/03
                      (10.750% thereafter) due 2/15/08 (a)......................     1,450,000

  2,250,000         Viatel Inc., zero coupon until 4/15/03 (12.500% thereafter)
                      due 4/15/08 (a)...........................................     1,395,000
                                                                                  ------------

                                                                                    26,143,048
                                                                                  ------------
Services  -  Other  -- 3.3%

  1,500,000         Allied Waste North America, Series B, 7.875% due 1/1/09
                      (a).......................................................     1,365,000

  1,000,000         Dyncorp Inc., 9.500% due 3/1/07 (a).........................       996,250

  1,000,000         Intertek Finance PLC, 10.250% due 11/1/06 (a)...............       925,000

  1,000,000         Iron Mountain Inc., 8.250% due 7/1/11 (a)(b)................       935,000

  2,000,000         Protection One Alarm Co., 8.125% due 1/15/09 (a)(b).........     1,440,000

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

FACE
AMOUNT                                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Services - Other -- 3.3% (continued)
$ 2,000,000         Safety-Kleen Services, 9.250% due 6/1/08 (a)................  $  1,985,000
                                                                                  ------------

                                                                                     7,646,250
                                                                                  ------------
Technology  -  Electronics  -- 0.0%

        900 Units   DecisionOne Corp., zero coupon until 8/1/02
                      (11.500% thereafter) due 8/1/08 (a)(d)(f).................         6,750
                                                                                  ------------
Transportation  -- 1.5%

  1,000,000         Atlantic Express, 10.750% due 2/1/04 (a)....................       980,000

  1,250,000         Holt Group, 9.750% due 1/15/06 (a)..........................       843,750

                    TFM Sa De Cv:

    750,000         10.250% due 6/15/07 (a).....................................       639,375

  2,000,000         Zero coupon until 6/15/02 (11.750% thereafter) due 6/15/09
                      (a).......................................................     1,085,000
                                                                                  ------------

                                                                                     3,548,125
                                                                                  ------------
Utilities  -- 0.2%

    500,000         Companhia Energetica De Sao Paulo, 9.125% until 6/26/02
                      (9.625% thereafter) due 6/26/07 (a).......................       422,500
                                                                                  ------------

                    Total Corporate Bonds (Cost  -- $107,587,811)...............    95,499,084
                                                                                  ------------
Sovereign Bonds  -- 46.1%
Argentina  -- 8.7%

                    Republic of Argentina:

  2,673,750         FRB, 5.938% due 3/31/05 (a)(g)..............................     2,282,714

 16,010,000         Global Bond, 11.000% due 12/4/05 (a)........................    14,649,150

  3,850,000         Structured Note, 11.447% due 4/10/05 (a)(g)(h)..............     3,311,000
                                                                                  ------------

                                                                                    20,242,864
                                                                                  ------------
Brazil  -- 8.6%

                    Federal Republic of Brazil:

 14,929,007         C Bond, 8.000% due 4/14/14 (a)(i)...........................     8,971,408

  1,000,000         DCB, Series L Bearer, 5.938% due 4/15/12 (a)(g).............       570,000

  5,590,000         DCB, Series L Registered, 5.938% due 4/15/12 (a)(g).........     3,186,300

  8,250,000         NMB, Series L Bearer, 5.938% due 4/15/09 (a)(g).............     5,424,375

  2,750,000         NMB, Series L Registered, 5.938% due 4/15/09 (a)(g).........     1,808,125
                                                                                  ------------

                                                                                    19,960,208
                                                                                  ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

FACE
AMOUNT                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Bulgaria -- 1.1%
                    Republic of Bulgaria:
$   150,000         Discount Bond, Series A, 6.500% due 7/28/24 (a)(g)..........  $    101,250
  4,000,000         FLIRB, Series A, 2.750% due 7/28/12 (a)(g)..................     2,430,000
                                                                                  ------------
                                                                                     2,531,250
                                                                                  ------------
Colombia  -- 2.9%
                    Republic of Colombia:
    525,000         7.250% due 2/15/03 (a)......................................       456,750
  1,000,000         7.270% due 6/15/03 (a)(b)...................................       848,500
  2,005,000         10.875% due 3/9/04 (a)......................................     1,914,775
  3,900,000         12.471% due 8/13/05 (a)(g)..................................     3,412,500
    200,000         7.625% due 2/15/07 (a)......................................       148,000
                                                                                  ------------
                                                                                     6,780,525
                                                                                  ------------
Costa Rica  -- 2.4%
                    Costa Rica Principal Bond:
  3,000,000         Series A, 6.250% due 5/21/10 (a)............................     2,707,500
  3,500,000         Series B, 6.250% due 5/21/15 (a)............................     2,940,000
                                                                                  ------------
                                                                                     5,647,500
                                                                                  ------------
Croatia  -- 1.0%
                    Croatia:
    300,000         Series A, 6.456% due 7/31/10 (a)(g).........................       235,500
  2,596,323         Series B, 6.456% due 7/31/06 (a)(g).........................     2,116,003
                                                                                  ------------
                                                                                     2,351,503
                                                                                  ------------
Ecuador  -- 0.8%

                    Republic of Ecuador:

  1,900,000         Discount Bond, 6.000% due 2/28/25 (a)(d)(g).................       674,500

  4,000,000         Par Bond, 4.000% due 2/28/25 (a)(d)(g)......................     1,270,000
                                                                                  ------------

                                                                                     1,944,500
                                                                                  ------------
Ivory Coast  -- 0.2%

  2,000,000         Ivory Coast FLIRB, 2.000% due 3/29/18 (a)(g)................       485,000
                                                                                  ------------
Mexico  -- 6.9%

                    United Mexican States:

  5,325,000         Global Bond, 10.375% due 2/17/09 (a)........................     5,380,913

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

FACE
AMOUNT                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Mexico -- 6.9% (continued)
$ 2,750,000         Par Bond, Series W-A, 6.250% due 12/31/19 (a)(j)............  $  1,973,125

 12,100,000         Par Bond, Series W-B, 6.250% due 12/31/19 (a)(j)............     8,681,750
                                                                                  ------------

                                                                                    16,035,788
                                                                                  ------------
Panama  -- 1.4%

                    Republic of Panama:

  1,350,000         Global Bond, 9.375% due 4/1/29 (a)..........................     1,253,813

  2,900,000         IRB, 4.250% due 7/17/14 (a)(g)..............................     2,075,312
                                                                                  ------------

                                                                                     3,329,125
                                                                                  ------------
Peru  -- 1.7%

                    Republic of Peru:

  1,000,000         FLIRB, 3.750% due 3/7/17 (a)(g).............................       507,500

  6,000,000         PDI, 4.500% due 3/7/17 (a)(g)...............................     3,491,250
                                                                                  ------------

                                                                                     3,998,750
                                                                                  ------------
Philippines  -- 1.8%

  4,515,000         Republic of Philippines, 9.875% due 1/15/19 (a).............     4,272,319
                                                                                  ------------
Poland  -- 1.0%

                    Republic of Poland:

    650,000         PAR Bond, 3.000% due 10/27/24 (a)(g)........................       381,875

  2,250,000         PDI Bond, 5.000% due 10/27/14 (a)(g)........................     1,965,937
                                                                                  ------------

                                                                                     2,347,812
                                                                                  ------------
Russia  -- 1.6%

  5,750,000         Russia Global Bond, 11.750% due 6/10/03 (a).................     3,536,250

    335,228         Russia IAN, 6.0625% due 12/15/15 (a)(d)(e)..................        49,132
                                                                                  ------------

                                                                                     3,585,382
                                                                                  ------------
South Korea  -- 0.3%

    550,000         Korea Development Bank, Global Bond, 7.900% due 2/1/02
                      (a).......................................................       552,008
                                                                                  ------------
Venezuela  -- 5.7%

                    Republic of Venezuela:

  2,500,000         Discount Bond, Series W-A, 5.875% due 3/31/20 (a)(g)........     1,575,000

    571,425         FLIRB, Series A, 6.000% due 3/31/07 (a)(g)..................       399,140

    200,000         Global Bond, 9.125% due 6/18/07 (a).........................       147,000

 11,100,000         Global Bond, 13.625% due 8/15/18 (a)........................     9,324,000

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

 FACE
 AMOUNT                                      SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Venezuela -- 5.7% (continued)
$ 2,000,000         Global Bond, 9.250% due 9/15/27 (a).........................  $  1,210,000

    750,000         Par Bonds, Series W-A, 6.750% due 3/31/20 (a)...............       457,500
                                                                                  ------------

                                                                                    13,112,640
                                                                                  ------------

                    Total Sovereign Bonds (Cost  -- $107,799,451)...............   107,177,174
                                                                                  ------------
Loan Participations  -- 9.9%

 16,411,760         Kingdom of Morocco, Tranche B, 5.906% due 1/1/04 (Morgan
                      Guaranty Trust Co. of New York, Morgan Stanley Emerging
                      Markets Inc.) (a)(g)(k)...................................    14,032,055

  1,638,636         The People's Democratic Republic of Algeria, Tranche 1,
                      6.000% due 9/4/06
                      (Chase Manhattan) (a)(g)(k)...............................     1,097,886

  2,500,000         The People's Democratic Republic of Algeria, Tranche 3,
                      6.000% due 3/4/10
                      (Chase Manhattan) (a)(g)(k)...............................     1,600,000

  1,918,181         The People's Democratic Republic of Algeria, Tranche A,
                      6.750% due 3/4/00
                      (Chase Manhattan, Merrill Lynch) (a)(g)(k)................     1,851,045

 40,500,000         Russia Principal Loan, due 12/15/20 (Chase Manhattan, Bank
                      of America, First Boston, ING Securities, J.P. Morgan,
                      Union Bank of Switzerland) (a)(d)(e)(k)...................     4,556,250
                                                                                  ------------

                    Total Loan Participations (Cost  -- $31,913,643)............    23,137,236
                                                                                  ------------

   SHARES                                      SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Common Stock -- 0.2%
      9,227         Viatel, Inc. (a)(e) (Cost  -- $84,077)......................       356,970
                                                                                  ------------
Preferred Stock  -- 0.2%
  1,000,000         APP Finance (II) Mauritius Ltd., Series A, 12.000% (a)(f)...       580,000
                    TCR Holding Corp.:
      4,091         Class B (a)(e)..............................................           245
      2,250         Class C (a)(e)..............................................           126
      5,932         Class D (a)(e)..............................................           314
     12,271         Class E (a)(e)..............................................           773
                                                                                  ------------

                    Total Preferred Stock (Cost  -- $1,001,458).................       581,458
                                                                                  ------------
Warrants & Rights -- 1.2%
      1,000         Glasstech Inc. (Exercise Price of $0.01 per share expiring on 6/30/04. Each warrant
                      exercisable for 0.125 shares of common stock.) (a)(e)................                       500

      5,000         In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each
                      warrant exercisable for one share of common stock.) (a)(e)...........                         0

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

August 31, 1999

  SHARES                                                 SECURITY                                           VALUE
---------------------------------------------------------------------------------------------------------------------
Warrants & Rights -- 1.2% (continued)

     18,975         Republic of Argentina (Exercise price of 93.30% plus accrued interest per 1,000
                      bonds, expiring on 12/3/99.) (a)(e)..................................              $     80,644

      8,000         Terex Corp. Stock Appreciation Rights (Expiring 5/15/02.) (a)(e).......                   192,000

      6,000         United International Holdings (Exercise price of $15 per share expiring on
                      11/15/99. Each warrant exercisable for 4.535 shares of common stock.) (a)(e)...         343,500

     28,401         United Mexican States (Exchangeable into Mexican Global Bonds, expiring on
                      2/18/00.) (a)(e).....................................................                 2,101,674

      3,750         Venezuela Par Rights (a)(e)............................................                         0

      3,000         Wireless One Inc. (Exercise price of $11.55 per share. Each warrant exercisable for
                      one share of common stock.) (a)(e)...................................                       750
                                                                                                         ------------

                    Total Warrants & Rights (Cost  -- $2,118,189)..........................                 2,719,068
                                                                                                         ------------

 FACE
 AMOUNT                                        SECURITY                                                     VALUE
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement -- 1.3%
$ 3,131,000         State Street Bank & Trust Co., 5.380% due 9/1/99; Proceeds at maturity  --
                    $3,131,468; (Fully collateralized by U.S. Treasury Bonds, 7.500% due 11/15/16;
                    Market value  -- $3,197,900) (Cost  -- $3,131,000).....................                 3,131,000
                                                                                                         ------------

                    Total Investments  -- 100% (Cost  -- $253,635,629*)....................              $232,601,990
                                                                                                         ------------
                                                                                                         ------------

--------------------------------------------------------------------------------

(a) Security is segregated as collateral pursuant to a loan agreement.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c) Each unit is comprised of a $1,000 par Sr. Note due 7/15/07 and a warrant to purchase 4.85 Class A shares and 0.539 Class L shares at $0.01 per share.

(d) Security in default as of or subsequent to August 31, 1999.

(e) Non-income producing securities.

(f) Each unit is comprised of a $1,000 par Sr. Note due 8/1/08 and a warrant to purchase 1.9 shares of common stock at $23 per share expiring 8/1/07.

(g) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(h) Coupon rate is derived from a formula based on the yields of other Argentine global bonds.

(i) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(j) Including recovery rights.

(k) Participation interests were acquired through the financial institutions indicated parenthetically.

 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

    C Bond  --  Capitalization Bond.                      IAN   --  Interest in Arrears Note.
    DCB     --  Debt Conversion Bond.                     IRB   --  Interest Reduction Bond.
    FLIRB   --  Front Loaded Interest Reduction Bond.     NMB   --  New Money Bond.
    FRB     --  Floating Rate Bond.                       PDI   --  Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999

ASSETS:
    Investments, at value (Cost  -- $253,635,629)...........  $232,601,990
    Cash....................................................           467
    Interest receivable.....................................     5,399,136
    Receivable for securities sold..........................       893,000
    Prepaid expenses........................................         9,569
                                                              ------------
    TOTAL ASSETS............................................   238,904,162
                                                              ------------
LIABILITIES:
    Loan payable (Note 4)...................................    75,000,000
    Payable for securities purchased........................     1,265,885
    Loan interest payable (Note 4)..........................       338,951
    Management fee payable (Note 2).........................       152,219
    Accrued expenses........................................       143,588
                                                              ------------
    TOTAL LIABILITIES.......................................    76,900,643
                                                              ------------
TOTAL NET ASSETS............................................  $162,003,519
                                                              ------------
                                                              ------------
NET ASSETS:
    Common stock ($0.001 par value, 100,000,000 shares
     authorized; 14,748,540 shares outstanding).............  $     14,749
    Additional paid-in capital..............................   205,371,639
    Undistributed net investment income.....................        19,470
    Accumulated net realized loss on investments............   (22,368,700)
    Net unrealized depreciation on investments..............   (21,033,639)
                                                              ------------
TOTAL NET ASSETS............................................  $162,003,519
                                                              ------------
                                                              ------------
NET ASSET VALUE, PER SHARE ($162,003,519 [div] 14,748,540
  shares outstanding).......................................        $10.98

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

STATEMENT OF OPERATIONS
For the Year Ended August 31, 1999

INVESTMENT INCOME:
    Interest................................................  $ 30,115,226
                                                              ------------
EXPENSES:
    Interest expense (Note 4)...............................     4,812,307
    Management fee (Note 2).................................     1,789,926
    Transfer agent fees.....................................        43,950
    Audit and tax services..................................        41,682
    Custody.................................................        36,275
    Shareholder communications..............................        33,947
    Directors' fees.........................................        33,408
    Legal fees..............................................        26,216
    Listing fees............................................        24,236
    Shareholder annual meeting..............................        18,547
    Amortization of deferred organization costs (Note 1)....         3,479
    Other...................................................        17,823
                                                              ------------
    TOTAL EXPENSES..........................................     6,881,796
                                                              ------------
NET INVESTMENT INCOME.......................................    23,233,430
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Net Realized Loss From Security Transactions (excluding
     short-term securities):
        Proceeds from sales.................................   236,881,723
        Cost of securities sold.............................   254,434,121
                                                              ------------
    NET REALIZED LOSS.......................................   (17,552,398)
                                                              ------------
    Change in Net Unrealized Depreciation on Investments:
        Beginning of year...................................   (57,768,610)
        End of year.........................................   (21,033,639)
                                                              ------------
    DECREASE IN NET UNREALIZED DEPRECIATION.................    36,734,971
                                                              ------------
NET GAIN ON INVESTMENTS.....................................    19,182,573
                                                              ------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 42,416,003
                                                              ------------
                                                              ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended August 31,

                                                                  1999           1998
-----------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................  $ 23,233,430   $ 22,512,979
    Net realized gain (loss)................................   (17,552,398)     1,510,650
    (Increase) decrease in net unrealized depreciation......    36,734,971    (81,994,340)
                                                              ------------   ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......    42,416,003    (57,970,711)
                                                              ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
    Net investment income...................................   (24,514,395)   (23,476,177)
    Net realized gains......................................            --     (7,150,029)
    In excess of net realized capital gains.................            --     (4,816,302)
                                                              ------------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................   (24,514,395)   (35,442,508)
                                                              ------------   ------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of
      distributions (179,386 and 62,020 shares
      issued, respectively).................................     1,972,489        807,789
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS...........................    19,874,097    (92,605,430)
NET ASSETS:
    Beginning of Year.......................................   142,129,422    234,734,852
                                                              ------------   ------------
    END OF YEAR*............................................  $162,003,519   $142,129,422
                                                              ------------   ------------
                                                              ------------   ------------
*Includes undistributed net investment income of............       $19,470     $1,300,435

STATEMENT OF CASH FLOWS
For the Year Ended August 31, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Proceeds from sales of portfolio securities and
     principal paydowns.....................................  $ 241,604,130
    Purchases of portfolio securities.......................   (233,513,027)
    Net purchases of short-term securities..................     (1,506,000)
                                                              -------------
                                                                  6,585,103
    Net investment income...................................     23,233,430
    Adjustments to reconcile net investment income to net
     cash provided by operating activities:
        Accretion of discount on securities.................     (6,057,402)
        Capitalized income on payment-in-kind securities....       (989,445)
        Amortization of deferred organization costs
        (Note 1)............................................          3,479
        Net change in receivables/payables related to
        operations..........................................       (233,720)
                                                              -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES...............     22,541,445
                                                              -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of
     distributions..........................................      1,972,489
    Distributions paid......................................    (24,514,395)
                                                              -------------
    NET CASH USED BY FINANCING ACTIVITIES...................    (22,541,906)
                                                              -------------
Net Decrease in Cash........................................           (461)
Cash, Beginning of Year.....................................            928
                                                              -------------
CASH, END OF YEAR...........................................  $         467
                                                              -------------
                                                              -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL             PARTNERS             INCOME             FUND             INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield U.S. and non-U.S. corporate debt securities and high-yield foreign sovereign debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

GLOBAL             PARTNERS             INCOME             FUND             INC.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

UNAMORTIZED ORGANIZATION COSTS.   Organization costs amounting to $113,655 were
incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of August 31, 1999, the amortization of the deferred organization costs had been completed.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the year ended August 31, 1999, the Fund paid interest expense of $6,445,621.

YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from GAAP.

GLOBAL             PARTNERS             INCOME             FUND             INC.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Brothers Holding Co. Inc., which in turn is wholly owned by Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSB Citi Fund Management LLC ('SSBC'), formerly known as SSBC Fund Management Inc., an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At August 31, 1999, the Investment Adviser owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

NOTE 3. PORTFOLIO ACTIVITY

During the year ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $234,778,912
                                                              ------------
                                                              ------------
Sales.......................................................  $236,881,723
                                                              ------------
                                                              ------------

GLOBAL             PARTNERS             INCOME             FUND             INC.

At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $  8,371,673
Gross unrealized depreciation...............................   (29,405,312)
                                                              ------------
Net unrealized depreciation.................................  $(21,033,639)
                                                              ------------
                                                              ------------

NOTE 4. BANK LOAN

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 2.00% and the maturity date is November 8, 1999. The collateral for the loan was valued at $229,370,447 on August 31, 1999 and is being held in a segregated account by the Fund's custodian.

NOTE 5. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. At August 31, 1999, the Fund held loan participations with a total cost of $31,913,643.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

NOTE 6. 'WHEN AND IF' ISSUED BONDS

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

GLOBAL             PARTNERS             INCOME             FUND             INC.

NOTE 7. CREDIT RISK

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At August 31, 1999, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $17,939,400, available to offset future capital gains through August 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

NOTE 9. DIVIDENDS SUBSEQUENT TO AUGUST 31, 1999

On September 1 and October 1, 1999, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.11875 per share, payable on September 24 and October 29, 1999, to shareholders of record on September 14 and October 13, 1999, respectively.

GLOBAL             PARTNERS             INCOME             FUND             INC.

FINANCIAL HIGHLIGHTS
Data for a share of common stock outstanding throughout each fiscal year ended August 31:

                                      1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF YEAR...............     $9.76     $16.18     $13.88     $11.11     $12.01
                                    --------   --------   --------   --------   --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........      1.59       1.55       1.55       1.70       1.54
  Net realized and unrealized
    gain (loss)...................      1.30      (5.53)      2.46       2.56      (1.02)
                                    --------   --------   --------   --------   --------
Total Income (Loss) From
  Operations......................      2.89      (3.98)      4.01       4.26       0.52
                                    --------   --------   --------   --------   --------
LESS DISTRIBUTIONS FROM:
  Net investment income...........     (1.67)     (1.62)     (1.71)     (1.49)     (1.42)
  Net realized gains..............        --      (0.49)        --         --         --
  Excess of net realized capital
    gains.........................        --      (0.33)        --         --         --
                                    --------   --------   --------   --------   --------
Total Distributions...............     (1.67)     (2.44)     (1.71)     (1.49)     (1.42)
                                    --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR......    $10.98      $9.76     $16.18     $13.88     $11.11
                                    --------   --------   --------   --------   --------
                                    --------   --------   --------   --------   --------
MARKET VALUE, END OF YEAR.........  $11.3125    $8.5625   $15.4375     $13.25    $11.125
TOTAL RETURN,
  BASED ON MARKET VALUE(1)........     53.57%    (34.35)%    31.28%     34.22%      8.01%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including
    interest expense..............      4.22%      3.54%      3.55%      4.19%      4.85%
  Total expenses, excluding
    interest expense (operating
    expenses).....................      1.27%      1.31%      1.31%      1.32%      1.39%
  Net investment income...........     14.26%     10.56%     10.14%     13.51%     14.10%
PORTFOLIO TURNOVER RATE...........       102%       144%       107%        92%        85%
NET ASSETS, END OF YEAR (000S)....  $162,004   $142,129   $234,735   $201,398   $161,178
Bank Loans Outstanding,
  End of Year (000s)..............   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Bank Loans
  (000s)..........................   $75,000    $75,000    $75,000    $75,000    $75,000
Weighted Average Interest Rate
  on Bank Loans...................      6.42%      6.34%      6.65%      6.99%      7.34%
----------------------------------------------------------------------------------------

(1)For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

GLOBAL             PARTNERS             INCOME             FUND             INC.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Global Partners Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Global Partners Income Fund Inc. (the 'Fund') at August 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, N.Y.
October 19, 1999

GLOBAL             PARTNERS             INCOME             FUND             INC.


SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                          NET REALIZED
                                                                 NET INVESTMENT           & UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED*                                               TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

November 30, 1997...........................................  $5,502      $0.38       $ (8,712)   $(0.60)
February 27, 1998...........................................   5,521       0.38          5,620      0.39
May 29, 1998................................................   5,518       0.38         (5,824)    (0.40)
August 31, 1998.............................................   5,972       0.41        (71,568)    (4.92)
November 30, 1998...........................................   6,790       0.46         26,849      1.84
February 26, 1999...........................................   5,897       0.41         (9,536)    (0.66)
May 28, 1999................................................   5,334       0.36          8,273      0.56
August 31, 1999.............................................   5,212       0.36         (6,403)    (0.44)
----------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

GLOBAL             PARTNERS             INCOME             FUND             INC.


ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

On December 10, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon, Dr. Riordan Roett and Charles F. Barber as directors of the Fund; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended August 31, 1999.

     The results of the vote on Proposal 1 were as follows:

                                                                  % OF SHARES    VOTES    % OF SHARES
NAME OF DIRECTORS                                    VOTES FOR       VOTED      AGAINST      VOTED
-----------------------------------------------------------------------------------------------------

Heath B. McLendon                                    13,173,807       99.3%     96,959        0.7%
Dr. Riordan Roett                                    13,172,830       99.3      97,936        0.7
Charles F. Barber                                    13,174,211       99.3      96,555        0.7
-----------------------------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

            % OF SHARES    VOTES    % OF SHARES     VOTES     % OF SHARES
VOTES FOR      VOTED      AGAINST      VOTED      ABSTAINED    ABSTAINED
-------------------------------------------------------------------------

13,134,327     99.0%      40,505       0.3%        95,934        0.7%
-------------------------------------------------------------------------

GLOBAL             PARTNERS             INCOME             FUND             INC.


OTHER INFORMATION (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

GLOBAL             PARTNERS             INCOME             FUND             INC.


PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND
REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that

GLOBAL             PARTNERS             INCOME             FUND             INC.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND
REINVESTMENT AND CASH PURCHASE PLAN (unaudited)  (continued)

such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to

GLOBAL             PARTNERS             INCOME             FUND             INC.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND
REINVESTMENT AND CASH PURCHASE PLAN (unaudited)  (continued)

purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as

GLOBAL             PARTNERS             INCOME             FUND             INC.

FORM OF TERMS AND CONDITIONS OF AMENDED AND RESTATED DIVIDEND
REINVESTMENT AND CASH PURCHASE PLAN (unaudited)  (continued)

applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

GLOBAL             PARTNERS             INCOME             FUND             INC.

Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Inc.

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     Chief Executive Officer and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, SSB Citi Fund Management LLC and Travelers Investment Advisers, Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

Officers

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

BETH A. SEMMEL
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary

Global Partners
Income Fund Inc.
     7 World Trade Center
     New York, New York 10048

Telephone 1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF
----------------------

GLOBAL PARTNERS
INCOME FUND INC.


ANNUAL REPORT
AUGUST 31, 1999




American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005



-----------------------
       BULK RATE
     U.S. POSTAGE
         PAID
   STATEN ISLAND, NY
      PERMIT NO.
         169
-----------------------



GDFANN 8/99




                          STATEMENT OF DIFFERENCES
                          ------------------------

The division sign shall be expressed as .............................. [div]